Corporate Overview and Q2 2014 Financial Results

Safe Harbor Disclosure The presentations made in this document, including our annual outlook, contain projections or other forward-looking statements regarding management’s expectations about future events or the future financial performance of SVB Financial Group (“the Company”), as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including: (i) our latest Annual Report on Form 10-K for the year ended December 31, 2013, which was filed on February 27, 2014; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. 2

Overview ▶ SVB’s Unique Model ▶ Strong Performance ▶ Growth Initiatives ▶ Outlook 3

Our Mission ▶ Build Deep Relationships ▶ Give Advice ▶ Make It Easy To Do Business With Us ▶ Do Different To increase our clients’ probability of success 4

Differentiated Business Model ▶ Focus on “innovation” markets ▶ Balance sheet lender ▶ Strong deposit franchise ▶ Diversified revenue streams Leader ▶ Leading market share ▶ More than 600 venture firm clients ▶ The bank for innovation companies ▶ Global presence Established Company ▶ 28 U.S. and seven international offices ▶ $31.7 billion in total assets ▶ $57.3 billion in total client funds 1) Average balances as of 6/30/2014 2) Total client funds consists of on-balance-sheet deposits and off-balance-sheet client investment funds (1) A Unique Financial Services Company 5 (2) (1)

From startup… ACCELERATOR Revenues < $5M to standout… GROWTH Revenues $5M - $75M to global standard. CORPORATE FINANCE Revenues > $75M We Serve The Global Innovation Economy 6 Technology Life Sciences Venture Capital & Private Equity

We see continued momentum… ▶ Positive environment for our clients • Healthy funding environment for new companies • Strong exit markets; healthy buyout and acquisition activity ▶ Continued steady new client acquisition ▶ Strong competitive position ▶ Demonstrated ability to execute on our plans for growth, regardless of the interest rate environment ... and some challenges. ▶ Continued low interest rates ▶ Complex regulatory environment ▶ Competitive pressure on pricing ▶ Lingering macro-economic uncertainty 2014 Drivers 7

Diversified Growth Across the Business

Growth Initiatives & Drivers

- U.S.
- UK and Europe
- China & Asia
- Israel
- India

GLOBAL MARKET REACH & DEVELOPMENT

- Growth Segment
- Corporate Finance Segment
- Private Bank
- Private Equity
- Client Experience
- Buyout

CLIENT FOCUS

Solutions

- New Products & Services
- Enhanced Credit Solutions
- Expanded Banking Network
- New Payment Solutions

PRODUCT LINES

Foundation

- Global Bank Platforms
- Enhanced Global Payment Capabilities
- Ongoing IT Infrastructure Enhancements
- Enhanced On-line/ Mobile Channels

GLOBAL PLATFORM

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Strong Performance (Q2’14 vs. Q1’14) Average loan growth of 2.9% Strong client acquisition FX fee growth of 4.1% Strong gains on warrants2 Net interest income growth of 4.4% despite lower NIM Continued high credit quality Average total client funds1 growth of 12.8% Healthy business conditions for our clients Investment portfolio growth of 24.0% 9 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. Unrealized gains are driven by valuation changes and are subject to potential increases or decreases in future periods, depending on market conditions and other factors.

84% Growth in Average Loans Since Q3’11 $6.3 $11.3 $6.0 $11.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Q3'1 1 Q4'1 1 Q1'1 2 Q2'1 2 Q3'1 2 Q4' 1 2 Q1'1 3 Q2'1 3 Q3'1 3 Q4'1 3 Q1'1 4 Q2'1 4 Period-End Loans Average Loans Drivers • Strength of innovation sector and our clients • Pervasiveness of technology • SVB growth initiatives: • Global • Client segmentation • Private Bank • Private Equity Services • Buyout • Client Experience • M&A activity in client markets 10 Drivers: Strong growth in VC Capital Call and Sponsored Buyout loans Billions TAB: Quarterly Location: A88 – C115

A Diversified Loan Portfolio Software 37% Hardware 10% Life Sciences 10% VC/PE 23% Wine 6% Private Bank 10% Other 4% Factoring $0.3 B (4%) Comm’l Finance $0.7B (10%) Early-Stage $1.2B (18%) Sponsor-Led Buyout $1.8B (28%) Balance Sheet Lending $2.6B (40%) Technology and Life Sciences Portfolio Only $6.6 Billion (58% of Total Portfolio) Gross Loan Portfolio * $11.4 Billion * Gross loans do not include the impact of deferred fees and costs 11 TAB: Loan Pie Location: A1 – B21 Early-stage = 10% of Gross Loans

$15.8 $16.5 $17.0 $17.4 $18.3 $19.0 $18.8 $18.6 $19.6 $21.5 $23.7 $27.2 $17.9 $18.5 $18.9 $19.9 $20.9 $21.2 $22.5 $23.2 $25.0 $26.2 $27.1 $30.1 $33.7 $35.0 $35.8 $37.3 $39.2 $40.2 $41.3 $41.8 $44.5 $47.7 $50.8 $57.3 $0 $10 $20 $30 $40 $50 $60 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Billions Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits Powerful Client Funds Franchise 12 TAB: Quarterly Location: E11-F35 • Highly liquid clients; performing well • Strong funding environment and exit markets • Addition of new clients • Low rate environment Key drivers

Net Interest Income at All-Time Highs, Despite Historic Low Rates • Exceptional loan growth and, more recently, investment portfolio growth, have driven record NII • NIM has been pressured by – Exceptional deposit growth – Loan mix: loan growth from high-credit-quality categories – Impact of low interest rates on loan yields – Competition for high-quality borrowers – Premium amortization expense, which peaked in 2012 13 TAB: Quarterly Location: A59 – C88 Millions $94.6 $205.0 7.39% 2.79% 2.5% 3.5% 4.5% 5.5% 6.5% 7.5% $85 $105 $125 $145 $165 $185 $205 $225 Net Interest Income Net Interest Margin

Credit Quality Remains Strong 14 TAB: Credit Quality Location: AC2-AE28 0.63% 0.20% -0.15% 0.17% -1% 1% 2% 3% 4% Q3 '1 1 Q 4' 1 1 Q 1' 1 2 Q 2' 1 2 Q 3' 1 2 Q 4' 1 2 Q 1' 1 3 Q 2' 1 3 Q 3' 1 3 Q 4' 1 3 Q1 '1 4 Q 2' 1 4 Non-performing Loans as % of Total Gross Loans Net Charge-offs as % of Average Total Gross Loans (annualized) • Recent loan growth has come from larger, more stable clients, which have better historical credit performance • The majority of loan losses historically come from early-stage lending, which currently constitutes 10% of our total loan portfolio • Cumulative warrant gains have exceeded cumulative early-stage loan losses over the last 10 years

Continued Core Fee1 Income Growth 1. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. Credit Cards (+127%) and Foreign Exchange (+50%) Have Driven the Majority of Growth in the Last 12 Quarters 15 TAB: Quarterly NonII Location: A40-X47 Upside drivers • Higher transaction volumes • Strong new client acquisition Downside drivers • Margin pressure on client investment fees and foreign exchange due to low rate environment 17.9 9.6 10.3 5.9 2.8 3.5 $32.9 $34.9 $36.7 $38.5 $39.1 $43.1 $41.3 $42.0 $43.2 $49.0 $50.9 $50.0 $0 $10 $20 $30 $40 $50 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Millions Foreign exchange fees Deposit service charges Credit card fees Lending-related fees Letters of credit/standby LOC Client investment fees

Appendix

Appendix 1) SVB Business Model 18 2) Financial Results •Highlights 20 •ROE 22 •Net Interest Income & Net Interest Margin 23 •Balance Sheet 24 •Loans 27 •Credit Quality 30 •Client Liquidity 31 •Non-interest Income 32 •Capital Ratios 34 •Efficiency Ratio 36 •Interest Rate Sensitivity 38 3) Non-GAAP Reconciliations 40 17

A Diversified Platform SVB Investment Solutions Sweep Product Money Market Mutual Funds Fixed Income Investments Investment Advisory Services 18 Our vision: “To be the premier provider of financial services and thought leadership to fast growth innovation companies, of all sizes, and their investors, world-wide.”

Across the Globe 19 U.S. HQ U.K. ISRAEL INDIA CHINA SVB Offices (28 US, 7 Global) SVB’s Banking Network HONG KONG

Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Diluted Earnings Per Share $1.06 $1.46 $1.27 $1.95 $1.04 Net Income Available to Common Stockholders $48.6M $67.6M $58.8M $91.3M $50.8M Average Loans Change $9.0B 3.9% $9.5B 5.8% $10.1B 6.2% $10.8B 6.2% $11.1B 2.9% Average Deposits Change $18.8B -0.9% $19.6B 2.1% $21.5B 9.9% $23.7B 10.2% $27.2B 14.8% Average Investment Securities 1) $10.4B $10.1B $11.0B $12.2B $15.2B Net Interest Margin 3.40% 3.32% 3.20% 3.13% 2.79% Net Interest Income $170.1M $177.1M $187.0M $196.3M $205.0M Non-GAAP Non Interest Income net of non-controlling interests 2) $67.5M $105.8M $100.9M $123.5M $49.5M Net Charge-Offs / Average Total Gross Loans (annualized) 0.49% 0.23% 0.41% 0.74% 0.17% Non-Interest Expense $143.3M $160.5M $168.9M $172.4M $173.4M Return on Average Common SVBFG Stockholders’ Equity (annualized) 10.12% 14.05% 11.60% 17.63% 8.50% Return on Average Assets (annualized) 0.88% 1.16% 0.92% 1.33% 0.64% Quarterly Highlights: Q2’13 – Q2’14 1) Includes available-for-sale and held-to-maturity securities held on the balance sheet 2) Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 20

Annual Highlights: 2009 - 2013

	2009	2010	2011	2012	2013
Diluted Earnings Per Share	$0.66	$2.24[1]	$3.94[2,3]	$3.91[4]	$4.70
Net Income Available to Common Stockholders	$22.7M	$95.0M[1]	$171.9M[2,3]	$175.1M[4]	$215.9M
Average Loans *Change*	$4.7B *1.4%*	$4.4B *-5.6%*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*
Average Deposits *Change*	$8.8B *79.6%*	$12.0B *36.8%*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*
Average AFS Securities	$2.3B	$5.3B	$9.4B	$10.7B	$10.6B
Net Interest Margin	3.73%	3.08%	3.08%	3.19%	3.29%
Net Interest Income	$382.2M	$418.1M	$526.3M	$617.9M	$697.3M
Non-Interest Income net of non-controlling interests and excluding gains on sales of certain assets[5]	$122.6M	$168.6M	$222.7M	$240.4M	$330.3M
Net Charge-Offs (Recoveries)/ Average Total Gross Loans	2.64%	0.77%	(0.02%)	0.31%	0.33%
Non-Interest Expense	$343.9M	$422.8M	$500.6M[3]	$546.0M	$621.7M
Return on Average Common SVBFG Stockholders' Equity	2.13%	7.72%[1]	11.87%[2,3]	10.09%[4]	11.20%
Return on Average Assets	0.42%	0.64%[1]	0.92%[2,3]	0.82%[4]	0.93%

1. Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities
2. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
3. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
4. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
5. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

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Return On Average Equity 22 TAB: Ratios Location: A13-C25 2.58% 12.90% 17.09% 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 17.63% 8.50% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% * Annualized * * Decrease in Q2’14 vs. Q1’14 due to … • Increase in Total Equity of $0.6 billion to $2.7 billion due to common stock offering of 4,485,000 shares (for net proceeds of $434.9 million) • Lower non-interest income as a result of $98.9 million realized and unrealized losses ($30.4 net of non- controlling interests) related to FireEye

$229.5 $299.3 $352.5 $375.8 $368.6 $382.2 $418.1 $526.3 $617.9 $697.3 5.39% 6.46% 7.38% 7.19% 5.72% 3.73% 3.08% 3.08% 3.19% 3.29% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $150 $250 $350 $450 $550 $650 $750 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net Interest Income Net Interest Margin Millions Net Interest Income Growth Despite Low Rates All-time High 23 TAB: Annual Location: A18-G31

A Growing Balance Sheet Our balance sheet has grown by more than 400% since 2004 24 TAB: 10-Yr Balance Sheet Location: A1-L28 $4.5 $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $23.3 $0 $5 $10 $15 $20 $25 $30 Billions Noninterest-bearing deposits Interest bearing deposits Borrowings $5.1 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 $26.4 - 5 10 15 20 25 30 Billions Other assets Net loans Non-marketable securities Available-for-sale securities Cash and cash equivalents

Net Loans AFS Securities (Primarily Agencies) Held to Maturity Securities Cash Other 16% ($5.5B) Non- Interest- Bearing Deposits 69% ($20.2B) Interest- Bearing Deposits 28% ($8.1) Other Liabilities 2% ($0.6B) A Highly Liquid Balance Sheet (6/30/14) Assets: $33.3 Billion Liabilities: $29.4 Billion * Net of non-controlling interests, non-marketable securities were $492 million. Non-GAAP number. Please see non-GAAP reconciliations in our most recent financial releases for more information. 25 Borrowings 1% ($0.5B) TAB: Balance Sheet Location: A1-M8 Non-Marketable Securities (VC Investments) 5% ($1.8B*) 34% ($11.2B) 2% ($0.5B) 8% ($2.6B) 35% ($11.7B)

$4.88 $3.75 $2.14 $0.89 $0.01 $3.9 $7.9 $10.5 $11.3 $12.0 $11.7 $0 $2 $4 $6 $8 $10 $12 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 6/30/14 Billions Available-for-Sale Securities A High Quality Investment Securities Portfolio 26 TAB: Balance Sheet Location: A1-M8 $0.32 $3.1 $1.3 $0.15 $0.55 $0.09 Held-to-Maturity Securities at 6/30/14 $5.5B Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage- backed securities – variable rate Agency-issued residential mortgage-backed securities U.S. Treasury Securities Municipal bonds and notes Non-agency mortgage-backed securities Agency-issued collateralized residential mortgage obligations – fixed rate U.S. agency debentures

$2.3 $10.9 $2.0 $9.4 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Period-end Loans, net of unearned income Average Loans, net of unearned income All-Time High Loan Balances Billions CAGR 2004-2013 Period-end loans: 18.83% Average loans: 19.02% 27 TAB: Annual Location: A53 – C66

All-Time High Loan Balances 28 $4.2 $1.1 $1.2 $0.7 $2.7 $1.1 $0.4 $6.4 $7.0 $7.2 $7.9 $8.3 $9.0 $8.9 $9.7 $9.9 $11.0 $10.9 $11.4 $0 $2 $4 $6 $8 $10 $12 $14 Period-End Gross Loans By Category Software Hardware Life Sciences Wine VC/PE Private Bank Other Billions T e c h n o lo g y & L ife S c ienc e s TAB: Loan Pie Location: A96 – M105

Technology & Life Sciences = 58% of Loans 29 TAB: Loan Pie Location: A87-M94 $2.9 $6.6 60% 58% $0 $1 $2 $3 $4 $5 $6 $7 Balance Sheet Lending Sponsor-Led Buyout Commercial Finance Factoring Early Stage Tech and LS Lending/Gross Loans Early-stage = 10% of Loans Billions

Credit Quality Has Remained Strong 30 TAB: Credit Quality Location: AI1-AK23 $14.9 $7.5 $87.2 $22.4 0.10% 2.64% -0.02% 0.45% -0.5% 0.5% 1.5% 2.5% 3.5% $0 $25 $50 $75 $100 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 2014 Non-Performing Loans NCOs as % of Average Total Gross Loans (annualized) Millions Financial Crisis: 4-5 problem loans primarily drove spike in NPLs and NCOs Financial Crisis: 5 problem loans drove short-lived spike in NPLs and NCOs

$0.0 $10.0 $20.0 $30.0 $40.0 $50.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Period-end Assets Period-end Total Client Funds Billions Strong Client Liquidity Asset Growth Since 2004 = 413% Total Client Funds* Growth Since 2004 = 216% * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. 31 TAB: Annual Location: A69-P71

-$1 -$2 $11 -$6 -$5 $16 $33 $32 $77 ($100) $0 $100 $200 $300 $400 $500 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Gains (losses) on Investment Securities Gains (losses) net of NCI and AFS gains* Total Gains (losses) on Investment Securities $102 $111 $131 $183 $161 $123 $169 $223 $240 $330 $0 $100 $200 $300 $400 $500 $600 $700 $800 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Non-Interest Income Non-Interest Income Net of NCI and certain gains on AFS securities* Non-Interest Income 32 $8 $3 $3 $22 $23 $11 $0 $7 $37 $19 $46 ($10) $0 $10 $20 $30 $40 $50 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Gains (losses) on Equity Warrant Assets Millions TAB: NonII Location: A1-C11 $89 $97 $102 $124 $130 $100 $120 $129 $158 $175 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions "Core" Fee Income* * Non-GAAP number. Please see non-GAAP reconciliations in our most recent financial releases for more information.

57.4 35.9 32.5 21.0 14.7 14.0 $89.2 $96.7 $101.8 $124.2 $129.6 $99.7 $119.7 $129.3 $158.4 $175.5 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Foreign exchange fees Deposit service charges Credit card fees Lending related fees LCs and standby LCs income Client investment fees Corporate finance fees Core Fee1 Income Has Grown 1. “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 2. Prior to 2009, lending-related fees were included in “Other noninterest income” and were not included in “Core” fees. 3. Corporate Finance Fees were related to the company’s investment banking arm, SVB Alliant, which ceased operations in 2007. 33 2 3

15.36% 14.42% 8.74% 8.03% 14.52% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 Q1'14 Q2'14 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets* Tangible common equity to risk-weighted assets* We Are Well Capitalized Holding Company Capital Ratios * Non-GAAP measures; please see Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 34 TAB: Capital Location: A43-P49

13.41% 12.45% 7.51% 7.22% 12.65% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 2013 Q1'14 Q2'14 Bank Total risk-based capital Bank Tier 1 risk-based capital Bank Tier 1 leverage Bank Tangible common equity to tangible assets Bank Tangible common equity to risk-weighted assets We Are Well Capitalized Bank Capital Ratios (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. (2) Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. (1) (2) (2) 35 TAB: Capital Location: A51-P56 • Exceptional deposit growth has pressured Tier 1 Leverage Ratio • Q2 capital raise boosted capital ratios across the board

36 * Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. $122 $125 $132 $129 $132 $132 $141 $146 $140 $157 $165 $169 $168 63.72% 65.53% 65.16% 63.72% 62.70% 62.93% 59.67% 66.53% 59.01% 55.50% 57.29% 52.81% 65.97% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Non-GAAP Non-Interest Expense net of Non-controlling interests Non-GAAP Efficiency Ratio Efficiency Ratio (Quarterly) Millions * TAB: NonIE Location: A7-D34

37 TAB: NonIE Location: A7-D34 * Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. $237 $256 $298 $319 $298 $327 $411 $492 $535 $609 70.96% 62.21% 61.72% 57.01% 56.07% 64.56% 69.71% 65.56% 62.16% 59.16% 0% 20% 40% 60% 80% 100% $0 $100 $200 $300 $400 $500 $600 $700 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Non-Interest Expense net of Non-controlling interests Non-GAAP Efficiency Ratio* Millions Efficiency Ratio* (Annual)

Rising Rates Will Benefit Us Significantly Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +$34.2 million +$0.69 +1.0% +0.18% +100 +$46.9 million +$0.94 +1.4% +0.25% +200 +$103.3 million +$2.07 +2.9% +0.55% +300 +$160.0 million +$3.21 +4.4% +0.85% We expect each 25 bps increase in the Fed Funds rate to contribute approximately $11 – $13 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 6/30/2014 38

Higher Loan Balances Will Benefit Us Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$7.5 million +$0.15 +0.2% +0.04% +500 million +$15.1 million +$0.30 +0.4% +0.08% +750 million +$22.6 million +$0.45 +0.7% +0.12% +1 billion +$30.1 million +$0.60 +0.9% +0.16% Each $250 million increase in loan volume contributes approximately $0.15 to EPS* * Tax-effected estimates are based on static balance sheet and assumptions as of 6/30/2014 39

Non-GAAP Reconciliations

"Core Fee" Income

Non-GAAP core fee income (dollars in thousands)	Year ended December 31,				
	2004	2005	2006	2007	2008
GAAP noninterest income	$107,774	$117,495	$141,206	$220,969	$152,365
Less: gains (losses) on investment securities, net	5,198	4,307	2,551	46,724	-14,777
Less: gains (losses) on derivative instruments, net	3,428	6,750	17,949	23,935	18,505
Less: other noninterest income	10,959	9,711	23,565	26,096	19,052
Non-GAAP core fee income	$88,189	$96,727	$97,141	$124,214	$129,585

Non-GAAP core fee income (dollars in thousands)	Year ended December 31,				
	2009	2010	2011	2012	2013
GAAP noninterest income	$97,743	$247,530	$382,332	$335,546	$673,206
Less: gains (losses) on investment securities, net	-31,209	93,360	195,034	122,114	419,408
Less: gains (losses) on derivative instruments, net	-753	9,522	36,798	18,679	42,184
Less: other noninterest income	29,961	35,642	21,230	36,363	36,139
Non-GAAP core fee income	$99,744	$109,006	$129,270	$158,390	$175,475

"Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

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Non-GAAP Reconciliation
41

"Core Fee" Income

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	Sept 30, 2011	Dec 31, 2011	Mar 31, 2012	June 30, 2012	Sept 30, 2012	Dec 31, 2012
GAAP noninterest income	$95,611	$73,059	$59,293	$80,426	$69,139	$126,688
Less: gains on investment securities, net	52,262	19,755	7,839	25,809	20,228	68,238
Less: gains on derivative instruments, net	9,513	14,003	5,070	7,686	565	5,358
Less: other noninterest income	945	4,352	9,703	7,390	9,283	9,987
Non-GAAP core fee income	$32,891	$39,949	$36,681	$39,541	$39,063	$43,105

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	Mar 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
GAAP noninterest income	$78,604	$98,239	$257,650	$238,713	$310,225	$14,210
Less: gains (losses) on investment securities, net	27,438	40,561	187,862	163,547	223,912	(57,320)
Less: gains on derivative instruments, net	10,292	8,087	9,423	14,382	24,167	12,775
Less: other noninterest income	(447)	7,634	17,161	11,791	11,200	8.762
Non-GAAP core fee income	$41,321	$41,957	$43,204	$48,993	$50,946	$49,993

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"Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Reconciliation
42

Non-Marketable Securities Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) June 30, 2014 GAAP non-marketable securities $1,757,235 Less: non-controlling interests in non-marketable securities 1,265,651 Non-GAAP non-marketable securities, net of non-controlling interests $491,584 43 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Gains (Losses) on Investment Securities Non-GAAP net gains on investment securities, net of non-controlling interests (dollars in thousands) Year ended December 31, 2005 2006 2007 2008 2009 2010 2011 2012 2013 GAAP net gains (losses) on investment securities $4,307 $ 2,551 $ 46,724 -- $14,777 --$31,209 $93,360 $ 195,034 $122,114 $419,408 Less: income (losses) attributable to non- controlling interests, including carried interest 5,743 5,032 35,449 -8,929 -26,638 52,586 125,042 85,640 342,128 Net gains (losses) on investment securities, net of non-controlling interests -1,436 - 2,481 11,275 -5,848) -4,571 40,774 69,992 36,474 77,280 Less: gains on sales of certain available-for-sale securities -- -- -- -- -- 24,699 37,314 4,955 -- Non-GAAP net gains (losses) on investment securities, net of non- controlling interests and excluding gains on sales of certain available-for- sale securities -- $1,436 -- $2,481 $ 11,275 -- $ 5,848 -- $ 4,571) $ 16,075 $ 32,678 $ 31,519 $77,280 44 Non-GAAP Reconciliation For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

TCE/TA and TCE/RWA

(Consolidated TCE/TA)

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Year ended December 31,							Quarter ended	
	2007	2008	2009	2010	2011	2012	2013	March 31, 2014	June 30, 2014
GAAP SVBFG stockholders' equity	$676,369	$991,356	$1,128,343	$1,274,350	$1,569,392	$1,830,555	$1,966,270	$2,094,000	$2,675,739
Less: intangible assets	1,632	1,087	665	847	601	-	-	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-	-
Less: preferred stock	-	221,185	-	-	-	-	-	-	-
Tangible common equity (TCE)	$670,645	$764,992	$1,127,678	$1,273,503	$1,568,791	$1,830,555	$1,966,270	$2,094,000	$2,675,739
GAAP total assets	$6,692,171	$10,018,280	$12,841,399	$17,527,761	$19,968,894	$22,766,123	$26,417,189	$29,711,039	$33,309,016
Less: intangible assets	1,632	1,087	665	847	601	-	-	-	-
Less: goodwill	4,092	4,092	-	-	-	-	-	-	-
Tangible assets (TA)	$6,686,447	$10,013,101	$12,840,734	$17,526,914	$19,968,293	$22,766,123	$26,417,189	$29,711,039	$33,309,016
Risk-weighted assets (RWA)	$6,524,021	$8,220,447	$7,494,498	$ 9,406,677	$11,837,902	$13,532,984	$16,901,564	$17,199,987	$18,429,007
Tangible common equity to tangible assets	10.03%	7.64%	8.78%	7.27%	7.86%	8.04%	7.44%	7.05%	8.03%
Tangible common equity to risk-weighted assets	10.28%	9.31%	15.05%	13.54%	13.25%	13.53%	11.63%	12.17%	14.52%

Non-GAAP Reconciliation

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

45

TCE/TA and TCE/RWA

(Bank Only TCE/TA)

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Year ended December 31							Quarter ended	
	2007	2008	2009	2010	2011	2012	2013	3/31//14	6/30/14
GAAP Silicon Valley Bank stockholders' equity	$586,949	$695,438	$ 914,068	$1,074,561	$1,346,854	$1,591,643	$1,639,024	$1,737,916	$2,284.663
Less: intangible assets	-	-	-	-	-	-	-	-	-
Tangible common equity (TCE)	$586,949	$695,438	$914,068	$1,074,561	$1,346,854	$1,591,643	$1,639,024	$1,737,916	$2,284,663
GAAP total assets	$6,164,111	$9,419,440	$12,186,203	$16,268,589	$18,758,813	$21,471,111	$24,854,119	$28,012,627	$31,634,882
Less: intangible assets	-	-	-	-	-	-	-	-	-
Tangible assets (TA)	$6,164,111	$9,419,440	$12,186,203	$16,268,589	$18,758,813	$21,471,111	$24,854,119	$28,012,627	$31,634,882
Risk-weighted assets (RWA)	$6,310,721	$8,109,332	$7,293,332	$9,047,907	$11,467,401	$13,177,887	$16,598,312	$16,895,389	$18,059,726
Tangible common equity to tangible assets	9.52%	7.38%	7.50%	6.61%	7.18%	7.41 %	6.59%	6.20%	7.22%
Tangible common equity to risk-weighted assets	9.30%	8.58%	12.53%	11.88%	11.75%	12.08%	9.87%	10.29%	12.65%

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Non-GAAP Reconciliation

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

46

Non-GAAP non- interest expense, net of non-controlling interests Year ended December 31, 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total non-interest expense $241,830 $259,860 $322,503 $346,469 $312,887 $343,866 $422,818 $500,628 $545,998 $621,680 Non-interest expense attributable to NCI 3,000 3,840 5,887 10,681 11,115 12,451 12,348 11,567 11,336 12,714 Non-GAAP non- interest expense, net of NCI 238,830 256,020 316,616 335,788 301,772 331,415 410,470 489,061 534,662 608,966 Impairment of goodwill 1,910 -- 18,434 17,204 -- 4,092 -- -- -- -- Net gain from note repurchase and termination of swaps -- -- -- -- -- -- -- (3,123) Loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes -- -- -- -- 3,858 -- -- -- -- -- Non-GAAP NIE, net of NCI and other one- time items $236,920 $256,020 $298,182 $318,584 $297,914 $327,323 $410,470 $492,184 $534,662 $608,966 For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 47 Non-GAAP Reconciliation Non-Interest Expense

Non-Interest Income

Non-GAAP Non-interest income, net of non-controlling interests	Quarter ended					
	Mar 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
GAAP noninterest income	$78,604	$98,239	$257,650	$238,713	$310,225	$14,210
Less: income (losses) attributable to non-controlling interests, including carried interest	22,490	30,751	151,830	137,833	186,718	($35,325)
Non-GAAP non-interest income, net of non-controlling interests	$56,114	$67,488	$105,820	$100,880	$123,507	$49,535

Non-GAAP Non-interest income, net of non-controlling interests	Year ended December 31,				
	2009	2010	2011	2012	2013
GAAP noninterest income	$97,743	$247,530	$382,332	$335,546	$673,206
Less: income attributable to non-controlling interests, including carried interest	(24,901)	54,186	122,336	85,940	342,904
Non-interest income, net of non-controlling interests	122,644	193,344	259,996	249,606	330,302
Less: gains on sales of certain available-for-sale securities	--	24,699	37,314	4,955	--
Less: net gains on the sale of certain assets related to our equity management services business	--	--	--	4,243	--
Non-GAAP non-interest income, net of non-controlling interests and excluding gains on sales of certain assets	$122,644	$168,645	$222,682	$240,408	$330,302

Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K.

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Non-GAAP Reconciliation

48

Non-Interest Expense and Efficiency Ratios

(Dollars in thousands, except ratios)	Year ended December 31,									
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
GAAP noninterest expense	$241,830	$259,860	$322,503	$346,469	$312,887	$343,866	$422,818	$500,628	$545,998	$621,680
Less: amounts attributable to non-controlling interests	3,000	3,840	5,887	10,681	11,115	12,451	12,348	11,567	11,336	12,714
Less: impairment of goodwill	1,910	--	18,434	17,204	--	4,092	--	--	--	--
Less: net gain from note repurchases and termination of corresponding interest rate swaps	--	--	--	--	--	--	--	--3,123	--	--
Less: loss from cash settlement of conversion premium of zero-coupon convertible subordinated notes	--	--	--	--	3,858	--	--	--	--	--
Non-GAAP noninterest expense, net of non-controlling interests and one-time adjustments	$236,920	$256,020	$298,182	$318,584	$297,914	$327,323	$410,470	$492,184	$534,662	$608,966
GAAP taxable equivalent net interest income	$232,171	$301,283	$354,087	$377,115	$370,889	$384,354	$420,186	$528,228	$619,783	$699,068
Less: income attributable to non-controlling interests	--	1,169	2,292	1,296	470	-18	28	122	106	76
Non-GAAP taxable equivalent net interest income, net of non-controlling interests	232,171	300,114	351,795	375,819	370,419	384,372	420,158	528,106	619,677	698,992
GAAP noninterest income	107,774	117,495	141,206	220,969	152,365	97,743	247,530	382,332	335,546	673,206
Less: income attributable to non-controlling interests	6,090	6,067	9,903	37,981	-8,494	-24,901	78,885	159,650	95,138	342,904
Non-GAAP noninterest income, net of non-controlling interests	101,684	111,428	131,303	182,988	160,859	122,644	168,645	222,682	240,408	330,302
GAAP taxable equivalent revenue	$339,945	$418,778	$495,293	$598,084	$523,254	$482,097	$667,716	$910,560	$955,329	$1,372,274
Non-GAAP taxable equivalent revenue, net of non-controlling interests	333,855	411,542	483,098	558,807	531,278	507,016	588,803	750,788	860,085	1,029,294
GAAP operating efficiency ratio	71.14%	62.05%	65.11%	57.93%	59.80%	71.33%	63.32%	54.98%	57.15%	45.30%
Non-GAAP operating efficiency ratio (1)	70.96%	62.21%	61.72%	57.01%	56.07%	64.56%	69.71%	65.56%	62.16%	59.16%

Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K..

Non-GAAP Reconciliation 49

Non-Interest Expense and Efficiency Ratios

(Dollars in thousands, except ratios)	Quarter Ended					
	June 30, 2011	Sept 30, 2011	Dec 31, 2011	Mar 31, 2012	June 30, 2012	Sept 30, 2012
GAAP noninterest expense	$121,032	$127,451	$134,710	$132,012	$135,766	$135,171
Less: amounts attributable to non-controlling interests	2,621	2,766	2,699	2,818	3,947	2,723
Less: net gain from note repurchases and termination of corresponding interest rate swaps	-3,123					-
Non-GAAP noninterest expense, net of non-controlling interests	$121,534	$124,685	$132,011	$129,194	$131,819	$132,448
GAAP taxable equivalent net interest income	$130,929	$135,938	$140,555	$151,421	$152,419	$154,911
Less: income attributable to non-controlling interests	45	32	38	43	38	50
Non-GAAP taxable equivalent net interest income, net of non-controlling interests	130,884	135,906	140,517	151,378	152,381	154,861
GAAP noninterest income	123,708	95,611	73,059	59,293	80,426	69,139
Non-GAAP noninterest income, net of non-controlling interests	59,836	54,372	62,082	51,375	57,844	55,615
GAAP taxable equivalent revenue	$254,637	$231,549	$213,614	$210,714	$232,845	$224,050
Non-GAAP taxable equivalent revenue, net of non-controlling interests	190,720	190,278	202,599	202,753	210,225	210,476
GAAP operating efficiency ratio	47.53%	55.04%	63.06%	62.65%	58.31%	60.33%
Non-GAAP operating efficiency ratio (1)	63.72%	65.53%	65.16%	63.72%	62.70%	62.93%

Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K..

Non-GAAP Reconciliation 50

Non-Interest Expense and Efficiency Ratios

(Dollars in thousands, except ratios)	Quarter Ended						
	Dec 31, 2012	Mar 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
GAAP noninterest expense	$143,049	$149,014	$143,292	$160,524	$168,850	$172,436	$173,446
Less: amounts attributable to non-controlling interests	1,848	2,860	2,867	3,290	3,697	3,321	5,267
Non-GAAP noninterest expense, net of non-controlling interests	$141,201	$146,154	$140,425	$157,234	$165,153	$169,115	$168,179
GAAP taxable equivalent net interest income	$161,032	$163,599	$170,516	$177,525	$187,428	$196,757	$205,392
Less: income attributable to non-controlling interests	-25	24	20	19	13	8	(5)
Non-GAAP taxable equivalent net interest income, net of non-controlling interests	161,057	163,575	170,496	177,506	187,415	196,749	205,397
GAAP noninterest income	126,688	78,604	98,239	257,650	238,713	310,225	14,210
Non-GAAP noninterest income, net of non-controlling interests	75,574	56,114	67,488	105,820	100,880	123,507	49,535
GAAP taxable equivalent revenue	$287,720	$242,203	$268,755	$435,175	$426,141	$506,982	$219,602
Non-GAAP taxable equivalent revenue, net of non-controlling interests	236,631	219,689	237,984	283,326	288,295	320,256	254,932
GAAP operating efficiency ratio	49.72%	61.52%	53.32%	36.89%	39.62%	34.01%	78.98%
Non-GAAP operating efficiency ratio (1)	59.67%	66.53%	59.01%	55.50%	57.29%	52.81%	65.97%

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Note: For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K..

Non-GAAP Reconciliation 51

MEGHAN O'LEARY Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com Find SVB on LinkedIn, Facebook and Twitter